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                                                                   EXHIBIT 10.19

                               CONTINUING GUARANTY

THIS CONTINUING GUARANTY AGREEMENT ("Guaranty") is executed by
RESOURCEPHOENIX.COM, a Delaware corporation ("Guarantor"), in favor of LEASE MANAGEMENT ASSOCIATES, INC., a Nevada corporation ("Lender"), at the request of RESOURCE/PHOENIX, INC., a California corporation ("Borrower").

WHEREAS, Lender will make loans to Borrower secured by certain property which may be personal property, real property or other items pursuant to a Senior Loan and Security Agreement No. 4673 dated as of June 23, 2000, ("Security Agreement") which term "Security Agreement" in this Guaranty includes any and all promissory notes and other agreements now or hereafter executed by Borrower in connection with the Security Agreement between Lender and Borrower.

WHEREAS, Guarantor acknowledges that Lender would not enter into the Security Agreement or make any loans to Borrower pursuant thereto, unless Guarantor enters into and delivers this Guaranty.

WHEREAS, it is of a business benefit to Guarantor that Lender make the loans under the Security Agreement to Borrower.

NOW, THEREFORE, to induce Lender to enter into the Security Agreement with Borrower, and in consideration of the benefits accruing from the Security Agreement to Guarantor by virtue of its business relationship with Borrower and for other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor agrees, subject to the Terms and Conditions of Continuing Guaranty attached hereto and made a part hereof, (i) to guaranty the full satisfaction and payment of Borrower's Obligations (as defined in such Terms and Conditions) to Lender and (ii) to be liable for, and legally bound by, all other terms, conditions, covenants and obligations set forth in such Terms and Conditions.

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty on the date set forth below, and by such signature acknowledges and agrees that Guarantor has read and is in agreement with the attached Terms and Conditions of Continuing Guaranty.

DATED:  June 23, 2000
      -----------------------------------------

RESOURCEPHOENIX.COM ("Guarantor")

By:  /s/ Gregory Thornton
   --------------------------------------------

Title: Vice President & Chief Financial Officer
      -----------------------------------------


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TERMS AND CONDITIONS OF CONTINUING GUARANTY

1. OBLIGATIONS DEFINED. The term "Obligations" is used throughout this Guaranty in its most comprehensive sense and means and includes, without limitation, any and all obligations and liabilities of any kind or nature owed by Borrower to Lender pursuant to the Security Agreement and any financial or other accommodations extended by Lender to Borrower, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether owed directly to Lender or acquired by Lender through assignment, subrogation or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether on original, renewed, extended or revised terms, whether principal, interest or fees (including, but not limited to, those changing the applicable rate of interest or which release any obligor with respect to any Obligations, whether such indebtedness is from time to time reduced or extinguished and thereafter increased or incurred), whether Borrower may be individually or jointly liable with others, whether such obligations or any portion thereof becomes barred by any statute of limitations and whether such obligations may be or hereafter become unenforceable. If a petition under the U.S. Bankruptcy Code is filed by or against Borrower, the term "Borrower" shall also mean and include Borrower in its status as a "debtor" and "debtor-in-possession" under the U.S. Bankruptcy Code.

2. GUARANTOR OBLIGATIONS. Guarantor's liability hereunder shall be unlimited. Guarantor absolutely and unconditionally guarantees and promises to perform, on demand, without set-off or deduction, (a) the prompt payment when due, whether upon maturity, acceleration or otherwise, of all amounts payable by Borrower pursuant to the Security Agreement, the guaranty under this clause constituting a guaranty of payment and not of collection; (b) the punctual performance by Borrower of each and every duty, agreement, covenant or other Obligations of Borrower under the Security Agreement; and (c) all other Obligations of Borrower to Lender.

3. GUARANTOR LIABILITIES. The liabilities of Guarantor are primary and independent of the Obligations, and a separate action may be brought and prosecuted against Guarantor whether such action is brought against Borrower or any other guarantor or whether Borrower is joined in any such action. The liability under this Guaranty is exclusive of liability under any other guaranties executed by Guarantor for the benefit of Lender or any company related to Lender.

4. AUTHORIZATION OF GUARANTOR. Guarantor authorizes Lender, in its discretion, without notice or demand and without impairing, discharging or affecting its liability hereunder, from time to time, to:

      (a) change the time or manner of payment of any Obligations by renewal, compromise, extension, acceleration or otherwise;

      (b) as provided for by the terms and conditions of the Security Agreement or other documentation between Lender and Borrower, alter or change any other provision of any Obligations, including the rate of interest thereon;

      (c) release, substitute, or add one or more endorsers, co-signers, guarantors, or other obligors with respect to any Obligations:

      (d) obtain collateral for the payment of any Obligations or any guaranty thereof;

      (e) release, exchange, enforce, waive, substitute, or modify, in whole or in part, existing or after-acquired collateral securing payment of the Obligations or any guaranty therefor on such terms as Lender at its sole discretion shall determine;

      (f) apply any sums received from Borrower, any other guarantor, endorser or co-signer or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever in any order and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable;

      (g) apply any sums received from Guarantor or from the sale of collateral granted by Guarantor to any, all, or any portion of the Obligations in any order regardless of whether the Obligations are secured by collateral or are due and payable;

      (h)   accept partial payment on any Obligations;

      (i) amend or modify the terms of any guaranty of the Obligations, including the maximum liability thereunder;

      (j) subordinate payment of all or any part of the Obligations to other creditors of Borrower or other persons on such terms as Lender deems appropriate; and

      (k) exercise any right or remedy it may have with respect to any Obligations or any collateral securing any Obligations, this Guaranty, or any other guaranty (including, but not limited to, or, taking a deed or assignment in lieu of foreclosure as to any collateral, purchasing at any sale of any such collateral, and compromising, collecting, or otherwise liquidating any collateral or any Obligations) without affecting or impairing in any way the liability of Guarantor.

5.    GUARANTY ABSOLUTE; WAIVERS.

      (a) Guarantor acknowledges that Guarantor may have certain rights under applicable law which, if not waived by Guarantor, might provide Guarantor with defenses against Guarantor's liability under this Guaranty. Among those rights, are certain rights of subrogation, reimbursement, indemnification and contribution, and rights provided in sections 2787 to 2855, inclusive, of the California Civil Code. Guarantor waives all of Guarantor's rights of subrogation, reimbursement, indemnification, and contribution, and any other rights and defenses that are or may become available to Guarantor by reason of any or all of California Civil Code sections


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2787 to 2855, inclusive, including, without limitation, Guarantor's rights:

      (i) To require Lender to notify Guarantor of any default by Borrower, provide Guarantor with notice of any sale or other disposition of security for any Obligations, or disclose information with respect to the Obligations, the Borrower, or any other guarantor, co-signer or endorser, or with respect to any collateral;

      (ii) That Guarantor's obligation under this Guaranty must be commensurate with that of Borrower;

      (iii) To be discharged based upon the absence of any liability of the Borrower, at any time, by virtue of operation of law, or otherwise, or due to any other disability or defense of Borrower or any other guarantor, endorser or co-signer;

      (iv) To be discharged if any of the terms, conditions or provisions of the Obligations are altered in any respect;

      (v) To be discharged upon acceptance by Lender of anything in partial satisfaction of the Obligations, and/or if Lender designates the portion of the Obligations to be satisfied;

      (vi) To be discharged upon any modification of the Obligations or the release by Lender of Borrower or any other guarantor, endorser or co-signer, or if any remedies against any such person are suspended or impaired;

      (vii) To require Lender to proceed against Borrower, or any other guarantor, endorser, co-signer, or other person, or to pursue or refrain from pursuing any other remedy in Lender's power;

      (viii) To receive the benefit of or participate in any and all security for repayment and/or performance of the Obligations;

      (ix) To have any security for the Obligations first applied to satisfy or discharge the Obligations;

      (x) That any arbitration award rendered against Borrower not constitute an award against Guarantor;

      (xi) To be discharged based upon any failure by Lender to perfect or continue perfection of any lien, use due diligence to collect all or any Obligations, or if recovery against Borrower becomes barred by any statute of limitations, or if Borrower is not liable for any deficiency after Lender realizes upon any collateral; and

      (xii) To be discharged due to the release or discharge of any collateral for any Obligations or guaranty, or relating to the validity, value or enforceability of any collateral.

      (b) Guarantor also waives all rights and defenses that Guarantor may have because the Borrower's debt is secured by real property. This means, among other things: (i) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (ii) If Lender forecloses on any real property collateral pledged by the Borrower: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses directly or indirectly based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

      (c) Guarantor also waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

      (d) To the maximum extent permitted by law, Guarantor further waives any and all rights to receive any notice of judicial or nonjudicial sale or foreclosure of any real or personal property that may be the subject of any security instrument or that may secure obligations of any other guarantor to Lender, and Guarantor's failure to receive any such notice shall not impair or affect Guarantor's liability. Notwithstanding any foreclosure of the lien of any security instrument, with respect to the Obligations or any other guaranty, whether by the exercise of the power of sale contained therein, by any action for judicial foreclosure, or by any acceptance of a deed or other transfer in lieu of foreclosure, whether or not such method of foreclosure or transfer in lieu of foreclosure was for a consideration equal to or greater than the fair market value of the security property, Guarantor shall remain bound under this Guaranty for the Obligations of Borrower to Lender and shall be liable to Lender for any and all of the Obligations remaining unpaid after any such foreclosure.

      (e) If for any reason Borrower is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from Borrower for any reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if the Guarantor at all times had been the primary obligor on all such Obligations.

      (f) In the event (i) Borrower defaults in the payment of any of the Obligations or (ii) acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the agreement evidencing such Obligations, shall be immediately due and payable by Guarantor. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, dishonor and acceptance of this Guaranty.

6. NO WARRANTIES OF LENDER. Guarantor acknowledges and affirms that this Guaranty is not made in reliance on any representation or warranty, express or implied, by Lender concerning the financial condition of Borrower, the nature, value or extent of any security for indebtedness, or any other matter. Guarantor warrants and


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represents to Lender that Guarantor has full knowledge of the financial condition of Borrower and agrees that Guarantor has established adequate means and assumes the responsibility for being and keeping informed of the financial condition of Borrower and of all other circumstances bearing upon the risk of non-payment of the Obligations that diligent inquiry would reveal, including any renewals, extensions of the Obligations or any future Obligations, and Lender has no obligation to advise Guarantor of any information relating to Borrower's financial condition or otherwise relating to Borrower or the indebtedness or security therefor.

7. LENDER SECURITY. Any and all indebtedness of Borrower now or hereafter owed to Guarantor and all claims whenever arising of Guarantor against Borrower are hereby subordinated to the Obligations and assigned to Lender as additional collateral. If Lender so requests, any note or other instrument evidencing such indebtedness and all claims of Guarantor against Borrower shall be delivered to Lender, and such indebtedness and all claims of Guarantor against Borrower shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the Obligations but without reducing or affecting in any manner the liability of Guarantor hereunder. Should Guarantor fail to collect proceeds of debt owed to Guarantor by Borrower, or fail to pay any such proceeds received by Guarantor pursuant to this Section 7 or otherwise to Lender, Lender as Guarantor's attorney-in-fact may do such acts and sign such documents in Guarantor's name as Lender considers necessary to effect such collection, and Guarantor hereby irrevocably appoints Lender as Guarantor's attorney-in-fact for such purposes.

8. LENDER EXPENSE. Guarantor agrees to pay Lender on demand reasonable attorneys' fees and all other costs and expenses which may be incurred (a) in the collection or attempted collection from Borrower of any of the Obligations and in the enforcement or attempted enforcement by Lender of this Guaranty or any collateral therefor, whether or not legal proceedings are instituted, and including, without limitation, a reasonable estimate of the allocated cost of Lender's in-house legal counsel and staff and other legal expenses, and (b) in connection with any bankruptcy or post-judgment proceeding, whether or not suit is filed and, including, without limitation, those incurred in each and every action, suit or proceeding, including any and all appeals and petitions therefrom.

9. MULTIPLE GUARANTORS. When a single Guarantor executes this Guaranty, any words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require. When this Guaranty is executed by more than one Guarantor, the word "Guarantor" shall mean all and any one or more of them and such Guarantors shall be jointly and severally liable for any and all Obligations hereunder. The Obligations of Guarantor hereunder are in addition to any Obligations of any one or more other guarantors under any other guaranties and the liability of Guarantor to Lender shall be the aggregate liability of said Guarantor under the terms of this Guaranty and all of said other guaranties.

10. REVIVAL OF PRIOR PAYMENTS. Guarantor agrees that to the extent Borrower makes a payment or payments to, or is credited for any payment or payments made for or on behalf of Borrower to Lender, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, set aside and/or required to be repaid to any trustee, receiver, assignee or any other party whether under any Bankruptcy, State or Federal Law, common law or equitable cause or otherwise, then to the extent thereof, the Obligations or part thereof intended to be satisfied thereby, shall be revived, reinstated and continued in full force and effect as if said payment or payments had not originally been made by or on behalf of Borrower and this Guaranty shall continue to be effective or shall be reinstated, as applicable, with respect thereto.

11. BORROWER AUTHORITY. If Borrower is a corporation, a partnership, trust, or limited liability company, Lender shall have no duty to inquire into the powers of Borrower or the officers, directors, partners, trustees, members, managers, or agents acting or purporting to act on its behalf, and any document entered into pursuant to the Security Agreement or any other Obligations incurred upon the purported exercise of such power or authority is hereby guaranteed hereunder.

12. NO LENDER WAIVER. No failure or delay on the part of Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of any such right, power or remedy hereunder or provided by law or separate agreement. No modification or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor therefrom or release of any security or right of setoff granted hereby, shall be effective unless in a writing signed by Lender and then such waiver or consent shall be effective only in the specific instances and for the specific purposes given.

13. GUARANTY BINDING; LENDER ASSIGNMENT. All parts of this Guaranty shall be binding upon Guarantor and Guarantor's heirs, executors, administrators, successors and assigns; provided however, Guarantor may not assign its Obligations hereunder. This Guaranty shall inure to the benefit of Lender and its successors and assigns and Lender may assign or otherwise transfer without notice to Guarantor all or any part of the Obligations and this Guaranty, and may transfer therewith the whole or any part of any security for the Obligations and this Guaranty.

14. GUARANTOR COMMITMENT. Each Guarantor acknowledges receipt of a true copy of this Guaranty. Guarantor agrees this Guaranty shall be effective without notice from Lender of its acceptance of the Guaranty. Guarantor understands and agrees that this Guaranty is not a commitment by Lender to enter into the Security Agreement, to renew or extend the Security Agreement, to extend additional credit to Borrower, or extend financial accommodations to Borrower.

15. RELIANCE BY LENDER. Guarantor acknowledges that Lender has or may in the future extend credit to Borrower in reliance on Guarantor's unconditional promise to repay any and all Obligations, and Lender is relying on the waivers, warranties, and promises made by Guarantor in this Guaranty. Guarantor agrees that each of the waivers, warranties, and promises set forth in this Guaranty are made with Guarantor's understanding of their significance and consequences


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and that they are reasonable. If any waivers, warranties and promises are determined to be contrary to any applicable law or public policy, such waivers, warranties, and promises shall be effective to the maximum extent permitted by law. Before signing the Guaranty, Guarantor has either sought the advice of counsel to explain the waivers of Guarantor's rights and defenses as stated herein and the effect thereof, or has had the opportunity to seek such counsel, and in any event intends this Guaranty to be as unrestricted as possible. Guarantor has therefore consciously and intentionally waived all defenses of Guarantor and rights that could exonerate Guarantor hereunder to the full extent permitted by the laws of the State of California, whether or not each and every defense, right, or waiver is explained or described in detail in this Guaranty.

16. SEVERABILITY. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

17. CONTINUING GUARANTY. This is a continuing Guaranty. Revocation by Guarantor shall be effective only upon the close of the next business day after written notice thereof is received by an officer of Lender at 2401 Kerner Boulevard, San Rafael, California, 94901, Attention: Asset Management, by certified or registered mail, return receipt requested and, subject to Section 10 hereof, any such revocation shall be effective only as to Obligations arising after the next business day after the notice of revocation was received by an officer of the Lender in accordance with this Section 19. Such notice shall be delivered to any other office of Lender designated in a written notice mailed by Lender to Guarantor at its address set forth below.

18. CALIFORNIA LAW. This Guaranty shall be deemed to have been made under and shall be governed by the laws of the State of California in all respects, including matters of construction, validity and performance. At Lender's sole discretion, option and election, jurisdiction and venue for any legal action between the parties arising out of or relating to this Guaranty shall be in the Superior Court of Marin County, California, or, in cases where federal diversity jurisdiction is available, in the United States District Court for the Northern District of California located in San Francisco, California.

19. WAIVER OF RIGHT TO JURY TRIAL. GUARANTOR, TO THE EXTENT IT MAY LAWFULLY DO SO, HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY OR ANY AGREEMENT EXECUTED IN CONNECTION HEREWITH.